Exhibit 99.1

Spirit AeroSystems Holdings, Inc.

3801 S. Oliver

Wichita, KS 67210

www.spiritaero.com

Spirit AeroSystems positions for continued growth and diversification of its business across key market segments

•	Company establishes business divisions to focus on key growth markets – Commercial, Defense & Space, and Aftermarket

•	Segment reporting for financial results will reflect the three new divisions beginning with the 2021 fiscal year-end results

Wichita, Kan., September 30, 2021 – As part of its continuing efforts to diversify its business, Spirit AeroSystems Holdings, Inc. (NYSE: SPR) (“Spirit” or the “Company”) announced a new organizational structure to focus on growth in the key markets it serves. Spirit will organize around three primary business divisions: Commercial, Defense & Space, and Aftermarket. Beginning with the 2021 fiscal year-end results, Spirit will report financial results based on these three external reporting segments.

Leadership changes effective October 1, 2021 to support Spirit’s new organization structure include:

•	Sam Marnick will lead the Commercial Division as President. She will also continue to serve as Executive Vice President and Chief Operating Officer for Spirit.

•	Duane Hawkins will continue to lead the Defense & Space Division and is appointed Executive Vice President of Spirit; President, Defense & Space Division.

•	Kailash Krishnaswamy is named Senior Vice President of the Aftermarket Division.

•	Justin Welner is named Senior Vice President, Chief Administration Officer & Chief Compliance Officer of Spirit.

•	Marnick, Hawkins, Krishnaswamy and Welner will report directly to Spirit President and Chief Executive Officer, Tom Gentile. They will all serve on Spirit’s Executive Leadership Team (ELT).

•	Other members who will continue to serve on Spirit’s ELT are Bill Brown, Senior Vice President Boeing Programs, reporting to Sam Marnick; Scott McLarty, Senior Vice President Airbus and Business/Regional Jet Programs, reporting to Sam Marnick; Terry George, Senior Vice President 737 Program & Operations and Advanced Manufacturing Strategy, reporting to Bill Brown; Mark Suchinski, Senior Vice President and Chief Executive Officer; Kevin Matthies, Senior Vice President and Chief Technology and Quality Officer; and Mindy McPheeters, Senior Vice President, General Counsel and Corporate Secretary. Suchinski, Matthies and McPheeters report directly to Gentile.

“Despite the challenges of the past two years, Spirit has maintained momentum on our strategy to diversify and grow, positioning us to emerge stronger as the aviation industry recovers,” said Tom Gentile, Spirit AeroSystems President and Chief Executive Officer. “We believe these organizational changes will enable Spirit to serve our customers better across the Commercial, Defense & Space, and Aftermarket divisions, and accelerate growth for Spirit.”

Spirit has previously expressed a vision of achieving a 40-40-20 percent split for future revenue across the Commercial, Defense & Space, and Aftermarket divisions respectively. Spirit’s new structure and leadership team will help drive strategic plans across those three divisions to continue diversifying the Company’s customer base, de-levering the Company’s balance sheet, and driving greater margins.

Marnick, as Executive Vice President and Chief Operating Officer of Spirit; President of the Commercial Division, will oversee Spirit’s global commercial aviation operations, including its programs with Airbus and Boeing, business and regional jets, and emerging markets such as eVtol. In addition, she will have leadership of Spirit’s supply chain, tooling, and facilities organizations.

Hawkins will continue leading the Defense & Space Division as Executive Vice President of Spirit; President of Defense & Space, with a focus on continuing to grow Spirit’s presence in that market. Earlier this year Spirit added the name “Space” in the business division’s name to reflect the Company’s growing capabilities to serve those customers.

Krishnaswamy, as Senior Vice President of the Aftermarket Division, will lead Spirit’s aftermarket business, which has doubled in the past year following the acquisition of the former Bombardier maintenance, repair and overhaul operations. Spirit announced further expansion of its aftermarket business in April with the acquisition of assets from Applied Aerodynamics and the signing of a joint venture agreement with Evergreen Aviation Technologies Corporation.

Welner, as Chief Administrative Officer & Chief Compliance Officer, will oversee a number of functional areas for Spirit, including human resources, corporate affairs, information technology, EHS, sustainability, compliance, and risk management.

About Spirit AeroSystems

Spirit AeroSystems is one of the world’s largest manufacturers of aerostructures for commercial airplanes, defense platforms, and business/regional jets. With expertise in aluminum and advanced composite manufacturing solutions, the Company’s core products include fuselages, integrated wings and wing components, pylons and nacelles. In addition, Spirit leverages decades of design and manufacturing expertise to serve as an innovative and reliable supplier of military aerostructures and specialty high-temperature materials. Spirit also serves the aftermarket for commercial and business/regional jets. Headquartered in Wichita, Kansas, Spirit has facilities in the U.S., U.K., France, Malaysia and Morocco. More information is available at www.spiritaero.com.

Contact information:

Media:	Molly Edwards
(316) 523-2479
molly.e.edwards@spiritaero.com

Investor Relations:	Ryan Avey or Aaron Hunt
(316) 523-7040
investorrelations@spiritaero.com

On the web: http:/ /www.spiritaero.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking statements" that may involve many risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "aim," "anticipate," "believe," "could," "continue," "estimate," "expect," "goal," "forecast," "intend," "may," "might," "objective," "outlook," "plan," "predict," "project," "should," "target," “vision,” "will," "would," and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, without limitation, the impact of the COVID-19 pandemic on our business and operations; the timing and conditions surrounding the full worldwide return to service (including receiving the remaining regulatory approvals) of the B737 MAX, future demand for the aircraft, and any residual impacts of the B737 MAX grounding on production rates for the aircraft; our reliance on Boeing for a significant portion of our revenues; our ability to execute our growth strategy, including our ability to complete and integrate acquisitions; our ability to accurately estimate and manage performance, cost, and revenue under our contracts; demand for our products and services and the effect of economic or geopolitical conditions in the industries and markets in which we operate in the U.S. and globally; our ability to manage our liquidity, borrow additional funds or refinance debt; and other factors disclosed in our filings with the Securities and Exchange Commission. These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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